New Accounting Standard Revenue Recognition April 26, 2018

2 Legal note Non-GAAP Financial Measures This presentation includes information about non-GAAP revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, EBITDA and adjusted EBITDA (collectively the “non-GAAP financial measures”), which are not measurements of financial performance prepared in accordance with US generally accepted accounting principles. We have provided a reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP measures in the slides captioned “Supplemental Non-GAAP Measures” in Appendix C. Special Note on Forward Looking Statements Statements in this presentation that relate to future results and events are forward-looking statements and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including those discussed in Dell Technologies’ periodic reports filed with the Securities and Exchange Commission. We assume no obligation to update our forward-looking statements. Special Note on the Divestitures During Fiscal 2017, we closed the Dell Services, Dell Software Group (DSG), and Enterprise Content Division (ECD) divestiture transactions. We received total cash consideration of approximately $7.0 billion from the divestitures and recorded a gain on sale, net of tax, of approximately $1.9 billion. Accordingly, the results of operations of Dell Services, DSG and ECD, as well as the related gains or losses on sale, have been excluded from the results of continuing operations in the periods presented.

3 Agenda ASC 606 Overview and Impact to Dell Technologies Recast Consolidated Financial Results Recast Business Unit Financial Results Appendices

4 Considerations in Financial Reporting • Dell Technologies has adopted ASC 606, Revenue From Contracts With Customers, in the first quarter of FY’19. • GAAP results will include substantial non-cash purchase accounting for the next several years related to the EMC acquired businesses. • An assessment of the tax impact of ASC 606 is still in process, and therefore, only operating income/(loss) and selected balance sheet amounts have been included and Consolidated Statement of Financial Position, cash flows, and net income have been excluded from this presentation. • VMware business unit results, which reflect the operations of VMware, Inc. within Dell Technologies, are different from VMware, Inc.’s results on a stand-alone basis. • FY’17 includes results of the EMC acquired businesses, including VMware, as of the date of acquisition (September 7, 2016). • FY’17 financial results are presented on a continuing operations basis and exclude the results of operations and related gains or losses associated with the divestiture transactions. • FY’17 was a 53-week year relative to FY’18, which was a typical 52-week year.

5 Overview of New Standard and Impact to FY’18 1 As Reported is defined as ASC 605, Revenue, and related guidance used for financial reporting prior to adoption of ASC 606, Revenue from Contracts with Customers. Net revenue change (FY’18) +$0.4 billion <1% vs. As Reported1 Gross margin change (FY’18) +$0.5 billion +2.4% vs. As Reported1 Operating loss change (FY’18) +$0.9 billion +27.5% vs. As Reported1 Periods covered • FY’18 and FY’17 recast for comparability • EMC acquired businesses included as of the acquisition date, Sept. 7, 2016 • Impacts prior to FY’17 recorded into retained earnings No change • Bookings • Customer billings • Total operating cash flow • Timing of revenue recognition for product hardware and services Primary changes Income Statement change: • Revenue value allocation and timing – Software License Offerings – Third-party Software – Extended Warranty Revenue – Customer Rebates • Timing of sales commissions Balance Sheet change: • Deferred revenue impact commensurate with earlier revenue recognition • Gross presentation of certain deferred costs and return rights

6 As Reported Upfront Revenue Recognition Recast to Prior Years As Recast FY’18: As Reported to Recast1 Revenue FY’18 ($ in billions) Deferred Revenue February 2, 2018 ($ in billions) 79.078.7 Timing of: Software License Offerings Third-party Software Extended Warranty Revenue Rebates 1Amounts presented may not foot and cross reference due to rounding. As Reported Upfront Revenue Recognition Gross Presentation As Recast 20.822.2 Deferred revenue impact commensurate with earlier revenue recognition Certain Deferred Costs

Exhibit 99.1

Consolidated Results[1,2]

GAAP

$ in millions	FY'17 As Reported	FY'17 As Recast	FY'17 Change ($)	FY'18 As Reported	FY'18 As Recast	FY'18 Change ($)	Y/Y As Reported	Y/Y As Recast
Revenue	**61,642**	**62,164**	**522**	**78,660**	**79,040**	**380**	***27.6%***	***27.1%***
Gross margin	12,959	13,649	690	20,054	20,537	483	*54.7%*	*50.5%*
GM % of revenue	*21.0%*	*22.0%*	*+90 bps*	*25.5%*	*26.0%*	*+50 bps*	*+450 bps*	*+400 bps*
Operating loss	(3,252)	(2,390)	862	(3,333)	(2,416)	917	*(2.5%)*	*(1.1%)*
Operating loss % of revenue	*(5.3%)*	*(3.8%)*	*+140 bps*	*(4.2%)*	*(3.1%)*	*+120 bps*	*+100 bps*	*+80 bps*

Non-GAAP

$ in millions	FY'17 As Reported	FY'17 As Recast	FY'17 Change ($)	FY'18 As Reported	FY'18 As Recast	FY'18 Change ($)	Y/Y As Reported	Y/Y As Recast
Revenue[3]	**62,822**	**63,316**	**494**	**79,929**	**80,309**	**380**	***27.2%***	***26.8%***
Gross margin	16,819	17,481	662	25,185	25,668	483	*49.7%*	*46.8%*
GM % of revenue	*26.8%*	*27.6%*	*+80 bps*	*31.5%*	*32.0%*	*+50 bps*	*+470 bps*	*+440 bps*
Operating income	5,113	5,947	834	6,855	7,772	917	*34.1%*	*30.7%*
Operating income % of revenue	*8.1%*	*9.4%*	*+130 bps*	*8.6%*	*9.7%*	*+110 bps*	*+40 bps*	*+30 bps*
Adjusted EBITDA	**5,941**	**6,775**	**834**	**8,217**	**9,134**	**917**	***38.3%***	***34.8%***
Adj EBITDA % of revenue	*9.5%*	*10.7%*	*+120 bps*	*10.3%*	*11.4%*	*+110 bps*	*+80 bps*	*+70 bps*

[1] Results presented on a continuing operations basis. Historical results prior to 3Q'17 do not include EMC acquired businesses.
[2] See Appendix C for reconciliation of Non-GAAP to GAAP measures.
[3] Non-GAAP FY'17 revenue includes a one-time $28 million ASC 606 impact to purchase accounting associated with the going-private transaction.

Primary Changes

Adjustments to reconcile Non-GAAP to GAAP are unchanged in FY'18 under ASC 606

There is no change to recognition of cost as a result of the new standard

GAAP operating loss and Non-GAAP operating income improved under ASC 606 due to an increase in upfront revenue recognition and a decrease in operating expenses due to the deferral of commissions

Under ASC 606:
- Commissions with contracts >1 year are capitalized and amortized typically over 3 to 7 years; on average over 36 months
- Rebates are deferred and amortized on average over 36 months

7

DELL Technologies

Exhibit 99.1

Recast by Business Unit[1]

Client Solutions Group

$ in millions	FY'17 As Reported	FY'17 As Recast	FY'17 Change	FY'18 As Reported	FY'18 As Recast	FY'18 Change	Y/Y As Reported	Y/Y As Recast
Commercial	26,006	25,773	(233)	27,747	27,507	(240)	6.7%	6.7%
Consumer	10,748	10,736	(12)	11,708	11,711	3	8.9%	9.1%
Total revenue	**36,754**	**36,509**	**(245)**	**39,455**	**39,218**	**(237)**	*7.3%*	*7.4%*
Operating income	**1,845**	**1,751**	**(94)**	**2,193**	**2,044**	**(149)**	*18.9%*	*16.7%*
OpInc % of revenue	*5.0%*	*4.8%*	*-20 bps*	*5.6%*	*5.2%*	*-35 bps*	*+60 bps*	*+40 bps*

Infrastructure Solutions Group

$ in millions	FY'17 As Reported	FY'17 As Recast	FY'17 Change	FY'18 As Reported	FY'18 As Recast	FY'18 Change	Y/Y As Reported	Y/Y As Recast
Servers & networking	12,834	12,973	139	15,398	15,533	135	20.0%	19.7%
Storage	8,942	9,097	155	15,254	15,384	130	70.6%	69.1%
Total revenue	**21,776**	**22,070**	**294**	**30,652**	**30,917**	**265**	*40.8%*	*40.1%*
Operating income	**2,393**	**2,920**	**527**	**2,179**	**3,068**	**889**	*-8.9%*	*5.1%*
OpInc % of revenue	*11.0%*	*13.2%*	*+220 bps*	*7.1%*	*9.9%*	*+280 bps*	*-390 bps*	*-330 bps*

VMware[2]

$ in millions	FY'17 As Reported	FY'17 As Recast	FY'17 Change	FY'18 As Reported	FY'18 As Recast	FY'18 Change	Y/Y As Reported	Y/Y As Recast
Total revenue	**3,225**	**3,543**	**318**	**7,925**	**7,994**	**69**	*145.7%*	*125.6%*
Operating income	**1,113**	**1,516**	**403**	**2,520**	**2,809**	**289**	*126.5%*	*85.3%*
OpInc % of revenue	*34.5%*	*42.8%*	*+830 bps*	*31.8%*	*35.1%*	*+330 bps*	*-270 bps*	*-770 bps*

[1] *Results presented on a continuing operations basis. Historical results prior to 3Q'17 do not include EMC acquired businesses.*
[2] *The VMware business unit results reflect the operations of VMware within Dell Technologies and are different from VMware's results on a standalone basis.*

8

Primary Changes

As Recast includes business unit reporting changes in order to conform to FY'19 presentation:

- Virtustream is reported as a part of Other businesses instead of the Infrastructure Solutions Group (ISG)
- Certain after-point-of-sale (APOS) services revenue is now reported in ISG instead of the Client Solutions Group (CSG)

As Recast CSG changes are primarily due to the APOS reporting change

The change from As Reported to As Recast revenue for ISG and VMware is <1% for each business unit

As Recast operating income for ISG and VMware had a larger impact due to the timing of the EMC acquisition and the impact to software in the new standard

Impact to As Recast ISG operating income is also due to the business unit reporting changes mentioned above

DELL Technologies

9

10 Appendix A New Accounting Standard ASC 606 Examples

11 Example: Product and Software Solution Offering Income Statement change • Revenue value allocation between products and services • More upfront revenue and less deferred • Less value assigned to software maintenance Balance Sheet change • Deferred revenue impact commensurate with earlier revenue recognition No change • Customer billings and cash flows • Timing of revenue recognition for hardware Year 1 Year 2 Year 3 Customer billings 3,800 Product revenue 2,600 - - Services revenue 400 400 400 Deferred revenue 800 400 - Example impact on revenue recognition A solution that includes hardware, software licenses, software maintenance, and other software elements. As Reported As Recast Year 1 Year 2 Year 3 Customer billings 3,800 Product revenue 3,000 - - Services revenue 266 267 267 Deferred revenue 534 267 - Reason for change ASC 605 included specific transaction value allocation rules for software and software-related elements. This generally resulted in a higher amount of value in the arrangement to be deferred and recognized over time in services revenue. ASC 606 changed the specific software allocation rules and, as a result, discounts in arrangements will be allocated to product and services performance obligations based on their respective fair values, thereby increasing product revenue and decreasing services revenue. Timing of the separate performance obligations will be recognized upon transfer of control.

12 Example: Extended Warranty Revenue Year 1 Year 2 Year 3 Customer billings 2,000 Product revenue 1,400 - - Services revenue 200 200 200 Deferred revenue 400 200 - Income Statement change • Less value assigned to extended warranty • More upfront revenue to hardware • Revenue value allocation between products and services Balance Sheet change • Deferred revenue impact commensurate with earlier revenue recognition No change • Customer billings and cash flows • Standard warranty Hardware sold with standard warranty and a separately stated extended warranty. As Reported As Recast ASC 605 included specific guidance that the value allocated to the extended warranty be the amount separately stated on the contract. This generally resulted in more of the value in the arrangement to be deferred and recognized over time in services revenue. ASC 606 changed this requirement and, as a result, amounts are now allocated to the product and services performance obligations based on their respective fair values, thereby increasing product revenue and decreasing services revenue. Timing of the separate performance obligations will be recognized upon transfer of control. Reason for change Example impact on revenue recognition Year 1 Year 2 Year 3 Customer billings 2,000 Product revenue 1,700 - - Services revenue 100 100 100 Deferred revenue 200 100 -

13 Example: Third-Party Software Year 1 Year 2 Year 3 Customer billings 600 Product revenue - - - Services revenue 200 200 200 Deferred revenue 400 200 - Income Statement change • Revenue value allocation between products and services • Cost of revenue allocation between products and services • More upfront revenue and cost of revenue Balance Sheet change • Deferred revenue impact commensurate with earlier revenue recognition • Gross presentation of certain deferred costs No change • Customer billings and cash flows • Timing of revenue recognition for software maintenance Third-party software sold to customer with software maintenance provided over three years. Example impact on revenue recognition ASC 605 includes valuation allocation and separation criteria (e.g., vendor specific evidence of fair value (VSOE)) to separate software license value from the software maintenance value. Dell generally did not meet the separation criteria for third-party software, causing the value of the entire arrangement to be deferred and recognized over time in services revenue. ASC 606 eliminated the separation criteria and now the value of the license will be separated from the value of the software maintenance. The license value will be recognized in product revenue and the value of the software maintenance will continue to be recognized in services revenue. Timing of the separate performance obligations will be recognized upon transfer of control. Reason for change As Reported As Recast Year 1 Year 2 Year 3 Customer billings 600 Product revenue 400 - - Services revenue 67 67 66 Deferred revenue 133 67 -

14 Example: Software License Offerings Month 1 Month 2 Month 3 Customer billings 1,000 Product revenue - - 1,000 Deferred revenue 1,000 1,000 - Perpetual license with promised upgrade to be provided in month three. For illustrative purposes, the example excludes software maintenance. ASC 605 required deferral of all license revenue related to the sale of its perpetual licenses in the event certain revenue recognition criteria were not met due to vendor-specific objective evidence of fair value criteria. ASC 606 eliminated the separation requirement, allowing substantially all license revenue related to the sale of licenses to be recognized upon transfer of control. This change impacts arrangements that also included offers of future products. Example impact on revenue recognition Reason for change As Reported As Recast Month 1 Month 2 Month 3 Customer billings 1,000 Product revenue 900 - 100 Deferred revenue 100 100 - Income Statement change • More upfront revenue to product Balance Sheet change • Deferred revenue impact commensurate with earlier revenue recognition No change • Customer billings and cash flows

15 Example: Term-based Software Licenses Year 1 Year 2 Year 3 Customer billings 1,200 Product revenue 300 300 300 Services revenue 100 100 100 Deferred revenue 800 400 - Dell-owned term-based software license sold to customer with software maintenance provided over three years. Example impact on revenue recognition Like third-party software, ASC 605 included valuation allocation and separation criteria (VSOE) to separate software license value from software maintenance value. Dell generally did not meet the separation criteria for Dell-owned term-based software licenses, causing the value of the entire arrangement to be deferred and recognized over time in services revenue. With elimination of separation criteria, value of the license will be separated from the value of the software maintenance in most cases. The license value will be recognized in product revenue and the value of the software maintenance will continue to be recognized in services revenue. Timing of the separate performance obligations will be recognized upon transfer of control. Reason for change As Reported As Recast Year 1 Year 2 Year 3 Customer billings 1,200 Product revenue 900 - - Services revenue 100 100 100 Deferred revenue 200 100 - Income Statement change • Revenue value allocation between products and services • More upfront revenue recognized on transfer of control of the license Balance Sheet change • Deferred revenue impact commensurate with earlier revenue recognition No change • Customer billings and cash flows • Timing of revenue recognition for software maintenance arrangements

16 Appendix B Supplemental financial results

Exhibit 99.1

Recast Income Statement Summary[1,2]

GAAP	As Reported						As Recast						Change					
($ in millions)	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18
Products	48,706	12,968	14,355	14,680	16,798	58,801	51,057	13,634	15,102	15,120	17,395	61,251	2,351	666	747	440	597	2,450
Services	12,936	4,848	4,944	4,930	5,137	19,859	11,107	4,366	4,419	4,436	4,568	17,789	(1,829)	(482)	(525)	(494)	(569)	(2,070)
Revenue	**61,642**	**17,816**	**19,299**	**19,610**	**21,935**	**78,660**	**62,164**	**18,000**	**19,521**	**19,556**	**21,963**	**79,040**	**522**	**184**	**222**	**(54)**	**28**	**380**
Products	42,169	11,459	12,378	12,369	14,009	50,215	43,388	11,823	12,775	12,573	14,262	51,433	1,219	364	397	204	253	1,218
Services	6,514	2,055	2,112	2,078	2,146	8,391	5,127	1,720	1,778	1,763	1,809	7,070	(1,387)	(335)	(334)	(315)	(337)	(1,321)
Cost of revenue	**48,683**	**13,514**	**14,490**	**14,447**	**16,155**	**58,606**	**48,515**	**13,543**	**14,553**	**14,336**	**16,071**	**58,503**	**(168)**	**29**	**63**	**(111)**	**(84)**	**(103)**
Products	6,537	1,509	1,977	2,311	2,789	8,586	7,669	1,811	2,327	2,547	3,133	9,818	1,132	302	350	236	344	1,232
Services	6,422	2,793	2,832	2,852	2,991	11,468	5,980	2,646	2,641	2,673	2,759	10,719	(442)	(147)	(191)	(179)	(232)	(749)
Gross margin	**12,959**	**4,302**	**4,809**	**5,163**	**5,780**	**20,054**	**13,649**	**4,457**	**4,968**	**5,220**	**5,892**	**20,537**	**690**	**155**	**159**	**57**	**112**	**483**
GM as % of revenue	*21.0%*	*24.1%*	*24.9%*	*26.3%*	*26.4%*	*25.5%*	*22.0%*	*24.8%*	*25.4%*	*26.7%*	*26.8%*	*26.0%*	*0.9%*	*0.6%*	*0.5%*	*0.4%*	*0.5%*	*0.5%*
Operating expenses	16,211	5,802	5,788	5,696	6,101	23,387	16,039	5,729	5,633	5,630	5,961	22,953	(172)	(73)	(155)	(66)	(140)	(434)
Operating loss	**(3,252)**	**(1,500)**	**(979)**	**(533)**	**(321)**	**(3,333)**	**(2,390)**	**(1,272)**	**(665)**	**(410)**	**(69)**	**(2,416)**	**862**	**228**	**314**	**123**	**252**	**917**
OpInc (Loss) as % of revenue	*-5.3%*	*-8.4%*	*-5.1%*	*-2.7%*	*-1.5%*	*-4.2%*	*-3.8%*	*-7.1%*	*-3.4%*	*-2.1%*	*-0.3%*	*-3.1%*	*1.4%*	*1.4%*	*1.7%*	*0.6%*	*1.1%*	*1.2%*

Non-GAAP	As Reported						As Recast						Change					
($ in millions)	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18
Products	49,006	13,023	14,405	14,713	16,830	58,971	51,357	13,689	15,152	15,153	17,427	61,421	2,351	666	747	440	597	2,450
Services	13,816	5,148	5,229	5,192	5,389	20,958	11,959	4,666	4,704	4,698	4,820	18,888	(1,857)	(482)	(525)	(494)	(569)	(2,070)
Revenue[3]	**62,822**	**18,171**	**19,634**	**19,905**	**22,219**	**79,929**	**63,316**	**18,355**	**19,856**	**19,851**	**22,247**	**80,309**	**494**	**184**	**222**	**(54)**	**28**	**380**
Products	39,660	10,494	11,436	11,440	13,072	46,442	40,879	10,858	11,833	11,644	13,325	47,660	1,219	364	397	204	253	1,218
Services	6,343	2,031	2,098	2,048	2,125	8,302	4,956	1,696	1,764	1,733	1,788	6,981	(1,387)	(335)	(334)	(315)	(337)	(1,321)
Cost of revenue	**46,003**	**12,525**	**13,534**	**13,488**	**15,197**	**54,744**	**45,835**	**12,554**	**13,597**	**13,377**	**15,113**	**54,641**	**(168)**	**29**	**63**	**(111)**	**(84)**	**(103)**
Products	9,346	2,529	2,969	3,273	3,758	12,529	10,478	2,831	3,319	3,509	4,102	13,761	1,132	302	350	236	344	1,232
Services	7,473	3,117	3,131	3,144	3,264	12,656	7,003	2,970	2,940	2,965	3,032	11,907	(470)	(147)	(191)	(179)	(232)	(749)
Gross margin	**16,819**	**5,646**	**6,100**	**6,417**	**7,022**	**25,185**	**17,481**	**5,801**	**6,259**	**6,474**	**7,134**	**25,668**	**662**	**155**	**159**	**57**	**112**	**483**
GM as % of revenue	*26.8%*	*31.1%*	*31.1%*	*32.2%*	*31.6%*	*31.5%*	*27.6%*	*31.6%*	*31.5%*	*32.6%*	*32.1%*	*32.0%*	*0.8%*	*0.5%*	*0.5%*	*0.4%*	*0.5%*	*0.5%*
Operating expenses	11,706	4,449	4,548	4,431	4,902	18,330	11,534	4,376	4,393	4,365	4,762	17,896	(172)	(73)	(155)	(66)	(140)	(434)
Operating income	**5,113**	**1,197**	**1,552**	**1,986**	**2,120**	**6,855**	**5,947**	**1,425**	**1,866**	**2,109**	**2,372**	**7,772**	**834**	**228**	**314**	**123**	**252**	**917**
OpInc as % of revenue	*8.1%*	*6.6%*	*7.9%*	*10.0%*	*9.5%*	*8.6%*	*9.4%*	*7.8%*	*9.4%*	*10.6%*	*10.7%*	*9.7%*	*1.3%*	*1.2%*	*1.5%*	*0.6%*	*1.1%*	*1.1%*
Adjusted EBITDA	**5,941**	**1,567**	**1,866**	**2,318**	**2,466**	**8,217**	**6,775**	**1,795**	**2,180**	**2,441**	**2,718**	**9,134**	**834**	**228**	**314**	**123**	**252**	**917**
Adj EBITDA as % of revenue	*9.5%*	*8.6%*	*9.5%*	*11.6%*	*11.1%*	*10.3%*	*10.7%*	*9.8%*	*11.0%*	*12.3%*	*12.2%*	*11.4%*	*1.2%*	*1.2%*	*1.5%*	*0.7%*	*1.1%*	*1.1%*

[1] Results presented on a continuing operations basis. Historical results prior to 3Q'17 do not include EMC acquired businesses.
[2] See Appendix C for reconciliation of Non-GAAP to GAAP measures.
[3] Non-GAAP FY'17 revenue includes a one-time $28 million ASC 606 impact to purchase accounting associated with the going-private transaction.

17

DELL Technologies

Exhibit 99.1

Business Unit Revenue and Operating Income/(Loss) Summary[1]

	As Reported						As Recast					
$ in millions	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18	FY'17	1Q'18	2Q'18	3Q'18	4Q'18	FY'18
Revenue												
CSG	36,754	9,056	9,851	9,959	10,589	39,455	36,509	9,048	9,866	9,829	10,475	39,218
ISG	21,776	6,916	7,406	7,518	8,812	30,652	22,070	6,961	7,467	7,535	8,954	30,917
VMware[2]	3,225	1,736	1,907	1,953	2,329	7,925	3,543	1,818	1,984	1,933	2,259	7,994
Reportable segment net revenue	**61,755**	**17,709**	**19,164**	**19,430**	**21,731**	**78,032**	**62,122**	**17,827**	**19,317**	**19,297**	**21,688**	**78,129**
Other businesses	1,026	462	472	475	492	1,901	1,153	529	543	557	566	2,195
Unallocated transactions	41	1	(2)	0	(4)	(4)	41	(1)	(4)	(3)	(7)	(15)
Impact of purchase accounting	(1,180)	(355)	(335)	(295)	(284)	(1,269)	(1,152)	(355)	(335)	(295)	(284)	(1,269)
Total GAAP revenue	**61,642**	**17,816**	**19,299**	**19,610**	**21,935**	**78,660**	**62,164**	**18,000**	**19,521**	**19,556**	**21,963**	**79,040**
Operating income/(loss)												
CSG	1,845	374	566	672	581	2,193	1,751	325	528	630	561	2,044
ISG	2,393	323	430	678	748	2,179	2,920	506	647	870	1,045	3,068
VMware[2]	1,113	486	561	639	834	2,520	1,516	611	728	634	836	2,809
Reportable segment operating income	**5,351**	**1,183**	**1,557**	**1,988**	**2,163**	**6,892**	**6,187**	**1,442**	**1,903**	**2,134**	**2,442**	**7,921**
Other businesses	(39)	3	1	6	(31)	(21)	(42)	(23)	(29)	(19)	(54)	(125)
Unallocated transactions	(199)	11	(6)	(8)	(12)	(16)	(198)	6	(8)	(6)	(16)	(24)
Impact of purchase accounting	(2,294)	(423)	(406)	(366)	(351)	(1,546)	(2,266)	(423)	(406)	(366)	(351)	(1,546)
Amortization of intangibles	(3,681)	(1,776)	(1,740)	(1,734)	(1,730)	(6,980)	(3,681)	(1,776)	(1,740)	(1,734)	(1,730)	(6,980)
Transaction related expense	(1,488)	(191)	(138)	(86)	(87)	(502)	(1,488)	(191)	(138)	(86)	(87)	(502)
Other corporate expense	(902)	(307)	(247)	(333)	(273)	(1,160)	(902)	(307)	(247)	(333)	(273)	(1,160)
Total GAAP operating loss	**(3,252)**	**(1,500)**	**(979)**	**(533)**	**(321)**	**(3,332)**	**(2,390)**	**(1,272)**	**(665)**	**(410)**	**(69)**	**(2,416)**
CSG - OpInc as % of revenue	*5.0%*	*4.1%*	*5.7%*	*6.7%*	*5.5%*	*5.6%*	*4.8%*	*3.6%*	*5.4%*	*6.4%*	*5.4%*	*5.2%*
ISG - OpInc as % of revenue	*11.0%*	*4.7%*	*5.8%*	*9.0%*	*8.5%*	*7.1%*	*13.2%*	*7.3%*	*8.7%*	*11.5%*	*11.7%*	*9.9%*
VMware[2] - OpInc as % of revenue	*34.5%*	*28.0%*	*29.4%*	*32.7%*	*35.8%*	*31.8%*	*42.8%*	*33.6%*	*36.7%*	*32.8%*	*37.0%*	*35.1%*

[1] Results presented on a continuing operations basis. Historical results prior to 3Q'17 do not include EMC acquired businesses.
[2] The VMware business unit results reflect the operations of VMware within Dell Technologies and are different from VMware's results on a standalone basis

18

DELL Technologies

Exhibit 99.1

Selected Balance Sheet Amounts[1]

	As Reported					As Recast					Change				
($ in millions)	4Q'17	1Q'18	2Q'18	3Q'18	4Q'18	4Q'17	1Q'18	2Q'18	3Q'18	4Q'18	4Q'17	1Q'18	2Q'18	3Q'18	4Q'18
Selected assets															
Cash and cash equivalents	9,474	9,554	9,213	11,706	13,942	9,474	9,554	9,213	11,706	13,942	-	-	-	-	-
Short-term investments	1,975	1,620	2,015	2,008	2,187	1,975	1,620	2,015	2,008	2,187	-	-	-	-	-
Accounts receivable, net	9,420	8,834	9,716	9,189	11,177	9,889	9,342	10,269	9,712	11,677	469	508	553	523	500
Short-term financing receivables, net	3,222	3,255	3,473	3,643	3,919	3,222	3,255	3,473	3,643	3,919	-	-	-	-	-
Inventories, net	2,538	2,466	2,594	2,582	2,678	2,538	2,466	2,594	2,582	2,678	-	-	-	-	-
Other current assets	4,144	4,655	5,194	5,397	5,054	4,807	5,318	5,944	6,169	5,777	663	663	750	772	723
Other non-current assets[2]	1,364	1,492	1,681	1,725	1,862	1,739	1,925	2,235	2,315	2,548	375	433	554	590	686
Selected liabilities											-	-	-	-	-
Accounts payable	14,422	15,064	16,916	16,711	18,334	14,422	15,064	16,916	16,711	18,334	-	-	-	-	-
Accrued and other	7,119	6,376	6,798	6,901	7,661	7,406	6,659	7,128	7,211	8,026	287	283	330	310	365
Short-term deferred revenue	10,265	10,354	10,726	10,895	12,024	10,012	10,021	10,393	10,566	11,562	(253)	(333)	(333)	(329)	(462)
Long-term deferred revenue	8,431	8,330	8,878	9,161	10,223	7,803	7,656	8,094	8,299	9,210	(628)	(674)	(784)	(862)	(1,013)

[1] The pre-tax impact to the opening Consolidated Statement of Financial Position as of January 29, 2016 is expected to be an approximately $1 billion benefit to accumulated deficit.
[2] Does not include the tax impact of ASC 606.

19

DELL Technologies

20 Appendix C Supplemental Non-GAAP Measures

21 Supplemental Non-GAAP Measures1 – Revenue 1 Results presented on a continuing operations basis. Historical results prior to 3Q’17 do not include EMC acquired businesses. 2 This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction. As Reported $ in millions 1Q'18 2Q'18 3Q'18 4Q'18 FY'17 FY'18 Products 12,968 14,355 14,680 16,798 48,706 58,801 Services 4,848 4,944 4,930 5,137 12,936 19,859 Consolidated GAAP revenue 17,816 19,299 19,610 21,935 61,642 78,660 Non-GAAP adjustments Products 55 50 33 32 300 170 Services 300 285 262 252 880 1,099 Impact of purchase accounting 2 355 335 295 284 1,180 1,269 Products 13,023 14,405 14,713 16,830 49,006 58,971 Services 5,148 5,229 5,192 5,389 13,816 20,958 Non-GAAP revenue 18,171 19,634 19,905 22,219 62,822 79,929

22 Supplemental Non-GAAP Measures1 – Revenue 1 Results presented on a continuing operations basis. Historical results prior to 3Q’17 do not include EMC acquired businesses. 2 This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction. As Recast $ in millions 1Q'18 2Q'18 3Q'18 4Q'18 FY'17 FY'18 Products 13,634 15,102 15,120 17,395 51,057 61,251 Services 4,366 4,419 4,436 4,568 11,107 17,789 Consolidated GAAP revenue 18,000 19,521 19,556 21,963 62,164 79,040 Non-GAAP adjustments Products 55 50 33 32 300 170 Services 300 285 262 252 852 1,099 Impact of purchase accounting 2 355 335 295 284 1,152 1,269 Products 13,689 15,152 15,153 17,427 51,357 61,421 Services 4,666 4,704 4,698 4,820 11,959 18,888 Non-GAAP revenue 18,355 19,856 19,851 22,247 63,316 80,309

Exhibit 99.1

Supplemental Non-GAAP Measures[1] – Gross Margin

As Reported

$ in millions	1Q'18	2Q'18	3Q'18	4Q'18	FY'17	FY'18
Products	1,509	1,977	2,311	2,789	6,537	8,586
Services	2,793	2,832	2,852	2,991	6,422	11,468
Consolidated GAAP gross margin	**4,302**	**4,809**	**5,163**	**5,780**	**12,959**	**20,054**
Non-GAAP adjustments						
Products	950	920	914	910	1,652	3,694
Services	-	-	-	-	1	-
Amortization of intangibles	950	920	914	910	1,653	3,694
Products	65	63	45	40	1,104	213
Services	300	285	262	252	903	1,099
Impact of purchase accounting[2]	365	348	307	292	2,007	1,312
Products	2	6	1	2	24	11
Services	5	4	4	0	19	13
Transaction costs[3]	7	10	5	2	43	24
Products	3	3	2	17	29	25
Services	19	10	26	21	128	76
Other corporate expenses[4]	22	13	28	38	157	101
Total adjustments to gross margin	**1,344**	**1,291**	**1,254**	**1,242**	**3,860**	**5,131**
Products	2,529	2,969	3,273	3,758	9,346	12,529
Services	3,117	3,131	3,144	3,264	7,473	12,656
Non-GAAP gross margin	**5,646**	**6,100**	**6,417**	**7,022**	**16,819**	**25,185**

[1] Results presented on a continuing operations basis. Historical results prior to 3Q'17 do not include EMC acquired businesses.
[2] This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction.
[3] Consists of acquisition, integration and divestiture-related costs.
[4] Consists of severance and facility action costs as well as stock-based compensation.

23

D&LLTechnologies

Exhibit 99.1

Supplemental Non-GAAP Measures[1] – Gross Margin

As Recast

$ in millions	1Q'18	2Q'18	3Q'18	4Q'18	FY'17	FY'18
Products	1,811	2,327	2,547	3,133	7,669	9,818
Services	2,646	2,641	2,673	2,759	5,980	10,719
Consolidated GAAP gross margin	**4,457**	**4,968**	**5,220**	**5,892**	**13,649**	**20,537**
Non-GAAP adjustments						
Products	950	920	914	910	1,652	3,694
Services	-	-	-	-	1	-
Amortization of intangibles	950	920	914	910	1,653	3,694
Products	65	63	45	40	1,104	213
Services	300	285	262	252	875	1,099
Impact of purchase accounting[2]	365	348	307	292	1,979	1,312
Products	2	6	1	2	24	11
Services	5	4	4	0	19	13
Transaction costs[3]	7	10	5	2	43	24
Products	3	3	2	17	29	25
Services	19	10	26	21	128	76
Other corporate expenses[4]	22	13	28	38	157	101
Total adjustments to gross margin	**1,344**	**1,291**	**1,254**	**1,242**	**3,832**	**5,131**
Products	2,831	3,319	3,509	4,102	10,478	13,761
Services	2,970	2,940	2,965	3,032	7,003	11,907
Non-GAAP gross margin	**5,801**	**6,259**	**6,474**	**7,134**	**17,481**	**25,668**

[1] *Results presented on a continuing operations basis. Historical results prior to 3Q'17 do not include EMC acquired businesses.*
[2] *This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction.*
[3] *Consists of acquisition, integration and divestiture-related costs.*
[4] *Consists of severance and facility action costs as well as stock-based compensation.*

24

DELL Technologies

25 Supplemental Non-GAAP Measures1 – Operating Expenses 1 Results presented on a continuing operations basis. Historical results prior to 3Q’17 do not include EMC acquired businesses. 2 This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction. 3 Consists of acquisition, integration and divestiture-related costs. 4 Consists of severance and facility action costs as well as stock-based compensation. As Reported $ in millions 1Q'18 2Q'18 3Q'18 4Q'18 FY'17 FY'18 Consolidated GAAP operating expenses 5,802 5,788 5,696 6,101 16,211 23,387 Non-GAAP adjustments Amortization of intangibles (826) (820) (820) (820) (2,028) (3,286) Impact of purchase accounting2 (58) (58) (59) (59) (287) (234) Transaction costs3 (184) (128) (81) (85) (1,445) (478) Other corporate expenses4 (285) (234) (305) (235) (745) (1,059) Total adjustments to operating expenses (1,353) (1,240) (1,265) (1,199) (4,505) (5,057) Non-GAAP operating expenses 4,449 4,548 4,431 4,902 11,706 18,330

26 Supplemental Non-GAAP Measures1 – Operating Expenses 1 Results presented on a continuing operations basis. Historical results prior to 3Q’17 do not include EMC acquired businesses. 2 This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction. 3 Consists of acquisition, integration and divestiture-related costs. 4 Consists of severance and facility action costs as well as stock-based compensation. As Recast $ in millions 1Q'18 2Q'18 3Q'18 4Q'18 FY'17 FY'18 Consolidated GAAP operating expenses 5,729 5,633 5,630 5,961 16,039 22,953 Non-GAAP adjustments Amortization of intangibles (826) (820) (820) (820) (2,028) (3,286) Impact of purchase accounting2 (58) (58) (59) (59) (287) (234) Transaction costs3 (184) (128) (81) (85) (1,445) (478) Other corporate expenses4 (285) (234) (305) (235) (745) (1,059) Total adjustments to operating expenses (1,353) (1,240) (1,265) (1,199) (4,505) (5,057) Non-GAAP operating expenses 4,376 4,393 4,365 4,762 11,534 17,896

27 Supplemental Non-GAAP Measures1 – Operating Income / (Loss) 1 Results presented on a continuing operations basis. Historical results prior to 3Q’17 do not include EMC acquired businesses. 2 This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction. 3 Consists of acquisition, integration and divestiture-related costs. 4 Consists of severance and facility action costs as well as stock-based compensation. $ in millions 1Q'18 2Q'18 3Q'18 4Q'18 FY'17 FY'18 Consolidated GAAP operating loss (1,500) (979) (533) (321) (3,252) (3,333) Non-GAAP adjustments Amortization of intangibles 1,776 1,740 1,734 1,730 3,681 6,980 Impact of purchase accounting2 423 406 366 351 2,294 1,546 Transaction costs3 191 138 86 87 1,488 502 Other corporate expenses4 307 247 333 273 902 1,160 Total adjustments to operating income 2,697 2,531 2,519 2,441 8,365 10,188 Non-GAAP operating income 1,197 1,552 1,986 2,120 5,113 6,855 As Reported

28 Supplemental Non-GAAP Measures1 – Operating Income / (Loss) 1 Results presented on a continuing operations basis. Historical results prior to 3Q’17 do not include EMC acquired businesses. 2 This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction. 3 Consists of acquisition, integration and divestiture-related costs. 4 Consists of severance and facility action costs as well as stock-based compensation. $ in millions 1Q'18 2Q'18 3Q'18 4Q'18 FY'17 FY'18 Consolidated GAAP operating loss (1,272) (665) (410) (69) (2,390) (2,416) Non-GAAP adjustments Amortization of intangibles 1,776 1,740 1,734 1,730 3,681 6,980 Impact of purchase accounting2 423 406 366 351 2,266 1,546 Transaction costs3 191 138 86 87 1,488 502 Other corporate expenses4 307 247 333 273 902 1,160 Total adjustments to operating income 2,697 2,531 2,519 2,441 8,337 10,188 Non-GAAP operating income 1,425 1,866 2,109 2,372 5,947 7,772 As Recast

29 Supplemental Non-GAAP Measures1 – Adjusted EBITDA 1 Results presented on a continuing operations basis. Historical results prior to 3Q’17 do not include EMC acquired businesses. 2 This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction. 3 Consists of acquisition, integration and divestiture-related costs. 4 Consists of severance and facility action costs as well as stock-based compensation. As Reported $ in millions 1Q'18 2Q'18 3Q'18 4Q'18 FY'17 FY'18 Consolidated GAAP operating loss (1,500) (979) (533) (321) (3,252) (3,333) Depreciation and amortization 2,212 2,142 2,137 2,143 4,840 8,634 EBITDA 712 1,163 1,604 1,822 1,588 5,301 Non-GAAP adjustments Stock based compensation 201 208 221 205 392 835 Impact of purchase accounting2 357 335 298 284 1,926 1,274 Transaction costs3 191 138 86 87 1,525 502 Other corporate expenses4 106 22 109 68 510 305 Total adjustments to EBITDA 855 703 714 644 4,353 2,916 Adjusted EBITDA 1,567 1,866 2,318 2,466 5,941 8,217

30 Supplemental Non-GAAP Measures1 – Adjusted EBITDA 1 Results presented on a continuing operations basis. Historical results prior to 3Q’17 do not include EMC acquired businesses. 2 This amount includes the non-cash purchase accounting adjustments related to the EMC merger transaction and the going-private transaction. 3 Consists of acquisition, integration and divestiture-related costs. 4 Consists of severance and facility action costs as well as stock-based compensation. As Recast $ in millions 1Q'18 2Q'18 3Q'18 4Q'18 FY'17 FY'18 Consolidated GAAP operating loss (1,272) (665) (410) (69) (2,390) (2,416) Depreciation and amortization 2,212 2,142 2,137 2,143 4,840 8,634 EBITDA 940 1,477 1,727 2,074 2,450 6,218 Non-GAAP adjustments Stock based compensation 201 208 221 205 392 835 Impact of purchase accounting2 357 335 298 284 1,898 1,274 Transaction costs3 191 138 86 87 1,525 502 Other corporate expenses4 106 22 109 68 510 305 Total adjustments to EBITDA 855 703 714 644 4,325 2,916 Adjusted EBITDA 1,795 2,180 2,441 2,718 6,775 9,134